Exhibit 10.2

FIRST AMENDMENT TO
PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “First Amendment”) is made by and between GR IRF I, LP, a Texas limited partnership (“Seller”), and GLOBAL REHAB DALLAS, LP, a Delaware limited partnership (“Buyer”).  Terms appearing herein with the first letter thereof capitalized and which are not otherwise defined shall have the respective meanings set forth in the Contract.

R E C I T A L S:

A.       WHEREAS, Seller and Buyer entered into that certain Purchase and Sale Agreement, dated effective as of July 19, 2010 (the “Contract”), for the purchase and sale of real property and certain improvements thereon located at 1340 Empire Central Drive, Dallas, Dallas County, Texas (the “Property”);

B.       WHEREAS, Seller and Buyer desire to amend the Contract, all as more particularly set forth herein.

A G R E E M E N T S:

NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.       Section 3.6 of the Contract is hereby amended to clarify that Buyer’s right to terminate the Contract pursuant to the terms set forth in Section 3.6(c), and to receive a return of the Earnest Money Deposit upon such termination, shall be effective notwithstanding the fact that the Due Diligence Period may have expired prior to the deadline for Buyer to send its Title Notice or, if applicable, to elect an option under 3.6(c)(i)-(iii).

2.       Section 3.6(b) of the Contract is hereby amended to extend Buyer’s deadline to send its Title Notice until July 19, 2010.

3.       Except as expressly modified herein, all of the terms and conditions of the Contract shall remain in full force and effect.

4.       This First Amendment may be executed in multiple counterparts, each of which shall be deemed an original but all of which, together, shall constitute one and the same instrument.

[SIGNATURES ON FOLLOWING PAGE ]

IN WITNESS WHEREOF, Seller and Buyer have executed this First Amendment as of the 19th day of July, 2010.

SELLER:

GR IRF I, LP,
a Texas limited partnership

By:	GR IRF Managers, LLC,
a Texas limited liability company,
its General Partner

	By:	/s/ Jason K. Dodd
Jason K. Dodd, Manager

BUYER:

GLOBAL REHAB DALLAS, LP,
a Delaware limited partnership

By:	Global Rehab Dallas GP, LLC, sole
general partner

	By:	CGI Healthcare Operating Partnership, LP,
sole member

		By:	Cornerstone Healthcare Plus
REIT, Inc., sole general partner

			By:	/s/ Terry G. Roussel
Terry G. Roussel
President and CEO